EXHIBIT 21

SUBSIDIARIES OF UMB FINANCIAL CORPORATION

December 31, 2014

Name of Entity Organization	Incorporation or Jurisdiction of

A. Registrant and Parent Company

UMB Financial Corporation	Missouri

B. Subsidiaries of Registrant

1. UMB Bank, n.a. UMB Financial Corporation owns 100%	United States

a. Kansas City Financial Corporation UMB Bank, n.a. owns 100%	Kansas

b. UMB Bank & Trust, n.a. UMB Bank, n.a. owns 100%	Missouri

c. UMB Capital Corporation UMB Bank, n.a. owns 100%	Missouri

d. UMB Redevelopment Corporation UMB Bank, n.a. owns 100%	Missouri

e. UMB Banc Leasing Corporation UMB Bank, n.a. owns 100%	Missouri

f. UMB Trust Company of South Dakota UMB Bank, n.a. owns 100%	South Dakota

g. UMB Financial Services, Inc. UMB Bank, n.a. owns 100%	Missouri

h. UMB Insurance, Inc. UMB Bank, n.a. owns 100%	Missouri

i. Kansas City Realty Company UMB Bank, n.a. owns 100%	Kansas

1) UMB Realty Company, LLC Kansas City Realty Company owns 100%	Delaware

j. UMB Colorado Property, LLC UMBBank, n.a. owns 100%	Colorado

Name of Entity Organization	Incorporation or Jurisdiction of

2. United Missouri Insurance Company UMB Financial Corporation owns 100%	Arizona

3. Scout Investments, Inc. UMB Financial Corporation owns 100%	Missouri

4. UMBCDC, Inc. UMB Financial Corporation owns 100%	Missouri

5. Scout Distributors, LLC UMB Financial Corporation owns 100%	Missouri

6. UMB Fund Services, Inc. UMB Financial Corporation owns 100%	Wisconsin

a. UMB Distribution Services, LLC UMB Fund Services, Inc. owns 100%	Wisconsin

b. J.D. Clark & Company UMB Fund Services, Inc. owns 100%	Utah

7. Lakes Merger Sub LLC UMB Financial Corporation owns 100%	Missouri

8. Prairie Capital Management, LLC UMB Financial Corporation owns 100%	Missouri

9. UMB Merchant Banc, LLC UMB Financial Corporation owns 100%	Missouri

a. PCM Capital—Concentrated Global LS Equity, LLC UMB Merchant Banc, LLC owns 100%	Delaware

1) PCM Concentrated Global LS Equity, L.P. PCM Capital—Concentrated Global LS Equity, LLC is general partner	Delaware

b. PCM Capital—Diversified Strategies, LLC UMB Merchant Banc, LLC owns 100%	Delaware

1) PCM Diversified Strategies, L.P. PCM Capital—Diversified Strategies, LLC is general partner	Delaware

c. PCM Capital—Longshort Equity, LLC UMB Merchant Banc, LLC owns 100%	Delaware

1) PCM Longshort Equity, L.P. PCM Capital—Longshort Equity, LLC is general partner	Delaware

Name of Entity Organization	Incorporation or Jurisdiction of

d. PCM Capital—Managed Equity Fund I, LLC UMB Merchant Banc, LLC owns 100%	Delaware

1) PCM Managed Equity Fund I L.P. PCM Capital—Managed Equity Fund I, LLC is general partner	Delaware

e. PCM Capital—Private Equity Co-Investment I, LLC UMB Merchant Banc, LLC owns 100%	Delaware

1) PCM Private Equity Co-Investment I, L.P. PCM Capital—Private Equity Co-Investment I, LLC is general partner	Delaware

f. PCM Capital—Private Equity, LLC UMB Merchant Banc, LLC owns 100%	Delaware

1) PCM Private Equity, L.P. PCM Capital—Private Equity, LLC is general partner	Delaware

g. PCM Capital—Private Equity II, LLC UMB Merchant Banc, LLC owns 100%	Delaware

1) PCM Private Equity II, L.P. PCM Capital—Private Equity II, LLC is general partner	Delaware

h. PCM Capital—Private Equity III, LLC UMB Merchant Banc, LLC owns 100%	Delaware

1) PCM Private Equity III, L.P. PCM Capital—Private Equity III, LLC is general partner	Delaware

i. PCM Capital—Select Managers Fund, LLC UMB Merchant Banc, LLC owns 100%	Delaware

1) PCM Select Managers Fund, L.P. PCM Capital—Select Managers Fund, LLC is general partner	Delaware

j. PCM Capital—Spartan Co-Invest, LLC UMB Merchant Banc, LLC owns 100%	Delaware

1) PCM Spartan Co-Invest, L.P. PCM Capital—Spartan Co-Invest, LLC is general partner	Delaware

Name of Entity Organization	Incorporation or Jurisdiction of

k. PCM Capital—Strategic Small Mid Cap, LLC UMB Merchant Banc, LLC owns 100%	Delaware

1) PCM Strategic Small Mid Cap, L.P. PCM Capital—Strategic Small Mid Cap, LLC is general partner	Delaware

l. PCM Capital—Tech Investments, LLC UMB Merchant Banc, LLC owns 100%	Delaware

1) PCM Tech Investments, L.P. PCM Capital—Tech Investments, LLC is general partner	Delaware

m. PCM Capital—Plains Co-Invest, LLC UMB Merchant Banc, LLC owns 100%	Delaware

1) PCM Plains Co-Invest, L.P. PCM Capital—Plains Co-Invest, LLC is general partner	Delaware

n. PCM Capital—SQ Opportunity, LLC UMB Merchant Banc, LLC owns 100%	Delaware

1) PCM SQ Opportunity, L.P. PCM Capital—SQ Opportunity, LLC is general partner	Delaware

o. PCM Capital—CEC Opportunity, LLC UMB Merchant Banc, LLC owns 100%	Delaware

1) PCM CEC Opportunity, L.P. PCM Capital—CEC Opportunity, LLC is general partner	Delaware

p. PCM Capital—Credit Opportunities, LLC UMB Merchant Banc, LLC owns 100%	Delaware

1) PCM Credit Opportunities, L.P. PCM Capital—Credit Opportunities, LLC is general partner	Delaware

q. PCM Capital—UTICA Co-Invest, LLC UMB Merchant Banc, LLC owns 100%	Delaware

1) PCM UTICA Co-Invest, L.P. PCM Capital—UTICA Co-Invest, LLC is general partner	Delaware

r. PCM Capital—AEP Co-Invest, LLC UMB Merchant Banc, LLC owns 100%	Delaware

1) PCM AEP Co-Invest, L.P. PCM Capital—AEP Co-Invest, LLC is general partner	Delaware

Name of Entity Organization	Incorporation or Jurisdiction of

s. PCM Capital—EMG Opportunity, LLC UMB Merchant Banc, LLC owns 100%	Delaware

1) PCM EMG Opportunity, L.P. PCM Capital—EMG Opportunity, LLC is general partner	Delaware

t. PCM Capital—Woodford Co-Invest, LLC UMB Merchant Banc, LLC owns 100%	Delaware

1) PCM Woodford Co-Invest, L.P. PCM Capital—Woodford Co-Invest, LLC is general partner	Delaware

u. PCM Capital—Private Equity IV, LLC UMB Merchant Banc, LLC owns 100%	Delaware

1) PCM Private Equity IV, L.P. PCM Capital—Private Equity IV, LLC is general partner	Delaware

v. PCM Capital—Founders, LLC UMB Merchant Banc, LLC owns 100%	Delaware

1) PCM Founders, L.P. PCM Capital—Founders, LLC is general partner	Delaware

w. PCM Capital—Permian Co-Invest, LLC UMB Merchant Banc, LLC owns 100%	Delaware

1) PCM Permian Co-Invest, L.P. PCM Capital—Permian Co-Invest, LLC is general partner	Delaware